INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 19. INCOME TAXES

Prior to September 13, 2024, the date of the Spin-Off of HCWC as a stand-alone entity, separate tax returns were not filed as they were included in the consolidated tax reporting of the former parent entity HCMC, within the respective entity’s tax jurisdiction. On September 13, 2024, HCWC completed its separation from HCMC through a tax-free distribution of HCWC common stock to HCMC shareholders. The Spin-Off was structured to qualify as tax-free under Sections 355(a) and 368(a)(1)(D) of the Internal Revenue Code (IRC). Pursuant to the Tax Matters Agreement (TMA) executed with HCMC in December 2023:

●	Pre-Spin Liabilities: HCMC retains responsibility for all taxes related to HCWC’s operations prior to September 13, 2024, including audits of HCMC’s consolidated returns.
●	Post-Spin Liabilities: HCWC is solely responsible for taxes attributable to its operations after the Spin-Off.
●	Indemnification: HCWC indemnifies HCMC for taxes arising from post-Spin actions that jeopardize the transaction’s tax-free status (e.g., violations of IRC Section 355(e)).

For periods prior to the Spin-Off, HCWC’s tax provision was calculated using the separate return method, as if HCWC had operated as a standalone taxpayer. Deferred tax assets and liabilities, including net operating losses (NOLs), were allocated to HCWC based on the carryover tax basis of assets and liabilities transferred in the Spin-Off. This method preserves the tax-free nature of the transaction.

As of December 31, 2024, all amounts related to the Company’s tax positions are recognized on the Consolidated Balance Sheet. Income taxes are accounted for under the asset and liability method.

The Company did not have expected tax expense (benefit) at the U.S. statutory rate 21% to the actual tax expense (benefit) reflected in the accompanying statement of operations:

	Year Ended December 31,
	2024	2023

U.S. federal statutory rate	$(946,354)	(2,085,850)
State tax benefit net of federal benefit	(243,330)	(557,568)
Change in valuation allowance	1,358,776	2,496,515
True-Up & Deferred Adjustment	(32,683)	(73,814)
Other permanent items	(119,803)	209,444
Change in tax rate	(16,606)	11,273
Income tax provision/(benefit)	$-	$-

As of December 31, 2024 and 2023, the Company’s deferred tax assets and liabilities consisted of the effects of temporary differences attributable to the following:

	Year Ended December 31,
	2024	2023
Deferred tax assets:
NOL carryforward	$3,129,808	$2,449,401
Intangible assets	1,958,875	1,995,960
Warrant liability	498,740	-
Interest expense	227,272	-
ASC 842 - Lease Accounting	89,309	65,172
Charitable contributions	30,336	3,586
UNICAP 263a Adjustment	(3,823)	53,284
Allowances	7,485	-
Total deferred tax assets	5,938,002	4,567,403

Deferred tax liabilities:
Net book value of fixed assets	(32,905)	(21,083)
Total deferred tax liabilities	(32,905)	(21,083)

Net deferred tax assets	5,905,097	4,546,320
Valuation allowance	(5,905,097)	(4,546,320)
Net deferred tax assets	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the positive and negative evidence available, management has determined that a valuation allowance is required at December 31, 2024 and 2023 to reduce the deferred tax assets to amounts that are more likely than not to be realized. The Company’s valuation increased by approximately $1,358,700 and $2,496,500 for the tax years ended 2024 and 2023, respectively. Should the factors underlying management’s analysis change, future valuation adjustments to the Company’s net deferred tax assets may be necessary.

At December 31, 2024 the Company had U.S. federal and state post-2017 net operating loss carryforwards (“NOLs”) of $12 million and $12.2 million, respectively. Tax Cuts and Jobs Act (TCJA) allows NOLs incurred in tax years beginning in 2018 to be carried forward indefinitely subject to 80% of taxable income under Internal Revenue Code Section 172. Florida, Kansas, and Oklahoma net operating losses generated in taxable years beginning after December 31, 2017, are carried forward indefinitely until used and never expire; however, Oklahoma NOLs are subject to an 80% taxable income limitation per year. New York, New Jersey, and Virginia net operating losses expire after twenty years.

On August 16, 2022, the Inflation Reduction Act of 2022 (“IRA”) was signed into law. Among other provisions, the IRA includes a 15% corporate alternative minimum tax on applicable corporations and 1% excise tax on stock repurchases made after December 31, 2022. The IRA is not expected to have an impact on the consolidated financial statements.

The Company had no uncertain tax positions as of December 31, 2024, and 2023.

The Company files a federal income tax return and income tax returns in various state tax jurisdictions and the Company is generally no longer subject to examinations by federal and state tax authorities for years before 2021.